UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 15, 2025

WEX Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street	,	Portland	,	Maine	04101
Address of principal executive offices					Zip Code

Registrant's telephone number, including area code	(207)	733-8171

(Former name or former address if changes since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of WEX Inc. (the “Company”) held on May 15, 2025 (the “2025 Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated 2019 Equity and Incentive Plan (as amended, the "A&R 2019 Plan"), which had previously been adopted by the Company’s Board of Directors subject to stockholder approval. The A&R 2019 Plan amends the Company’s Amended and Restated 2019 Equity and Incentive Plan to increase the number of shares of common stock available for issuance under the A&R 2019 Plan by approximately 3.4 million shares to 4.0 million shares of the Company’s common stock, as described in Proposal 3 of the Company’s Definitive Proxy Statement for the 2025 Annual Meeting, filed with the Securities and Exchange Commission on April 17, 2025. A complete copy of the A&R 2019 Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting, the Company’s stockholders voted on the following proposals:

1. The following nominees were elected to the Company’s Board of Directors for one-year terms expiring at the 2026 annual meeting of stockholders, and until their respective successors are elected and qualified.

Nancy Altobello
For: 29,054,886
Against: 941,886
Abstain: 19,279
Broker Non-Votes: 1,068,476

Daniel Callahan
For: 29,678,458
Against: 318,048
Abstain: 19,545
Broker Non-Votes: 1,068,476

Aimee Cardwell
For: 29,714,832
Against: 284,126
Abstain: 17,093
Broker Non-Votes: 1,068,476

Shikhar Ghosh
For: 26,819,191
Against: 1,302,640
Abstain: 1,894,220
Broker Non-Votes: 1,068,476

James Groch
For: 29,712,035
Against: 286,682
Abstain: 17,334
Broker Non-Votes: 1,068,476

James (Jim) Neary
For: 20,817,546
Against: 9,179,600
Abstain: 18,905

Broker Non-Votes: 1,068,476

Derrick Roman:
For: 29,713,178
Against, 285,641
Abstain: 17,232
Broker Non-Votes: 1,068,476

Melissa Smith
For: 19,981,813
Against: 10,016,612
Abstain: 17,626
Broker Non-Votes: 1,068,476

Stephen Smith
For: 29,657,172
Against: 339,349
Abstain: 19,530
Broker Non-Votes: 1,068,476

Susan Sobbott
For: 29,635,181
Against: 354,613
Abstain: 26,257
Broker Non-Votes: 1,068,476

Jack VanWoerkom
For: 17,774,925
Against: 10,431,018
Abstain: 1,810,108
Broker Non-Votes: 1,068,476

2. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For: 28,594,049
Against: 1,385,137
Abstain: 36,865
Broker Non-Votes: 1,068,476

3. The Amendment to the WEX Inc. Amended and Restated 2019 Equity and Incentive Plan to increase the number of shares of common stock issuable thereunder was approved.

For: 27,860,387
Against: 2,127,447
Abstain: 28,217
Broker Non-Votes: 1,068,476

4. The Amendment to the Company’s Amended and Restated Certificate of Incorporation to Provide for Officer Exculpation as Permitted by Delaware Law was approved.

For: 24,647,513
Against: 5,343,720
Abstain: 24,818
Broker Non-Votes: 1,068,476

Accordingly, on May 16, 2025, the Company filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware to provide for exculpation of the Company’s officers as permitted by Section 102(b)(7) of the Delaware General Corporation Law.

The foregoing description of the Amendment to the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

5. The appointment of Deloitte & Touche, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025 was ratified.

For: 30,076,743
Against: 984,374
Abstain: 23,410
Broker Non-Votes: 0

Item 9.01     Financial Statements and Exhibits.
(c)  See attached Exhibit Index.
EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of WEX Inc.
10.1	Amended and Restated 2019 Equity and Incentive Plan, as amended on May 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX INC.

Date: May 20, 2025	By:	/s/ Sara T.W. Trickett
Sara T.W. Trickett
Chief Legal Officer and Corporate Secretary